BROWN ADVISORY FUNDS
Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Equity Income Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Sustainable Small-Cap Core Fund
Brown Advisory Global Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Total Return Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory − WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund
(collectively, the “Funds”)
Supplement dated November 23, 2021
to the Statement of Additional Information dated October 31, 2021
Effective November 10, 2021, the Board of Trustees (the “Board”) of the Brown Advisory Funds (the “Trust”) appointed Georgette D. Kiser to serve on the Board.
1.Accordingly, the table in the section entitled “Management – Trustees and Executive Officers” is amended by adding the following:

Name, Address And Age	Position with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustees	Other Directorships Held During the Past 5 Years(2)
Independent Trustees of the Trust(1)
Georgette D. Kiser Age: 54 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since November 2021	Operating Executive, The Carlyle Group (investment management firm) (since 2018); Chief Information Officer, The Carlyle Group (2015 to 2018); formerly, Vice President and Head of Enterprise Solutions and Capabilities, T. Rowe Price Associates, Inc. (investment management firm)(2012-2015) and executive officer, various positions, T. Rowe Price Associates, Inc. (1996-2012)	19
Aflac Inc.; (insurance firm) Jacobs Engineering Group Inc. (technical professional and consulting services firm); NCR Corp. (enterprise technology firm); Adtalem Global Education Inc. (workforce solutions firm)

(1)The Trustees of the Trust who are not “interested persons” of the Trust as defined in the 1940 Act (“Independent Trustees”).
(2)The directorships disclosed in this column include only the directorships of those companies that a Trustee serves on that are required to report to the SEC under applicable Federal securities laws including publicly traded corporations that are registered with the SEC under the 1934 Act and investment companies that are registered with the SEC under the 1940 Act, and it therefore excludes various other types of directorships that the Trustees of the Trust may currently hold in other types of organizations, including private companies and not-for-profit organizations, which are expressly excluded from the disclosure requirements for mutual fund board members.

2.The section entitled “Management – Trustees and Executive Officers – Additional Information Concerning the Board of Trustees – Information about Each Trustee’s Qualification, Experience, Attributes or Skills” is amended by adding the following:
Ms. Kiser’s Trustee Attributes. Ms. Kiser has senior executive experience in the investment management industry through her current experience as an Operating Executive, and previously as a Managing Director and the Chief Information Officer, at The Carlyle Group, an investment management firm. In addition, prior to joining The Carlyle Group, Ms. Kiser served in various executive positions at T. Rowe Price Associates, Inc., another investment management firm, including serving most recently as Vice President and Head of Enterprise Solutions and Capabilities within the Services and Technology Organization. Ms. Kiser also currently serves as a director of several corporations, including for Aflac Inc. (a global insurance company), Jacobs Engineering Group Inc. (a technical professional and consulting services firm), NCR Corporation (an enterprise technology provider) and Adtalem Global Education Inc. (a workforce solutions provider). The Board believes Ms. Kiser’s qualifications, attributes and skills and diverse experiences on an individual basis and in combination with those of the other Trustees lead to the conclusion that she possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.
3.The section entitled “Management – Trustee Ownership of Fund Shares and Other Interests” is amended by adding the following:
As of November 10, 2021, neither Ms. Kiser, nor members of her immediate family, owned securities beneficially or of record in the Funds or in the Adviser, the Sub-Advisers, the Funds’ principal underwriter, or any of their affiliates. Similarly, during the two most recently completed calendar years, neither Ms. Kiser, nor members of her immediate family, have had a direct or indirect interest, the value of which exceeds $120,000, in the Adviser, the Sub-Advisers, the Funds’ principal underwriter or any of its affiliates.

If you have any questions, please call the Funds at 1-800-540-6807 (toll free) or 414-203-9064.

* * * * * * *

Investors should retain this supplement for future reference